                                                                    EXHIBIT 4.21

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

         THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.

                               CLEAN HARBORS, INC.
                      16% SENIOR SUBORDINATED NOTE DUE 2008


$6,350,000                                                 Boston, Massachusetts
Note No. SSN-6                                                    April 30, 2001
PPN:  184496 A@ 6

                  FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to BLAZERMAN & Co. ("Holder"), the principal sum of Six Million Three Hundred Fifty Thousand Dollars ($6,350,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

                  This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

                    The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

                  This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                 CLEAN HARBORS, INC.

/S/ Carl Paschetag, Jr.  By: /s/ Stephen H. Moynihan
-----------------------    -------------------------------
Name:                    Name: Stephen H. Moynihan
                         Title: Senior Vice President

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.



                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$150,000                                                  Boston, Massachusetts
Note No. SSN-7                                                   April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "COMPANY"), promises to pay to COASTLEDGE and Co. ("HOLDER"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "SECURITIES PURCHASE AGREEMENT"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "SENIOR SUBORDINATED NOTES") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                        CLEAN HARBORS, INC.

/s/ Carl Paschetag, Jr.         By: /s/ Stephen H. Moynihan
------------------------           ----------------------------
Name:                           Name:  Stephen H. Moynihan
                                Title:  Senior Vice President

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.


                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$13,500,000                                                Boston, Massachusett
Note No. SSN-1                                                   April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to John Hancock Life Insurance Company ("Holder"), the principal sum of Thirteen Million Five Hundred Thousand Dollars ($13,500,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                        CLEAN HARBORS, INC.

/a/ Carl Paschetag, Jr.         By: /s/ Stephen H. Moynihan
------------------------------     ----------------------------------
Name:                           Name:   Stephen H. Moynihan
                                Title: Senior Vice President

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.


                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$2,000,000                                                 Boston, Massachusetts
Note No. SSN-2                                                    April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to John Hancock Life Insurance Company ("Holder"), the principal sum of Two Million Dollars ($2,000,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                                CLEAN HARBORS, INC.


/s/ CARL PASCHETAG, JR.                 By: /s/ Stephen H. Moynihan
------------------------------              ---------------------------------
Name:                                       Name:   Stephen H. Moynihan
                                            Title:  Senior Vice President

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.


                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$1,500,000                                               Boston, Massachusetts
Note No. SSN-3                                                   April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to John Hancock Variable Life Insurance Company ("Holder"), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                       CLEAN HARBORS, INC.

/s/ Carl Paschetag, Jr.           /s/ Stephen H. Moynihan
--------------------------     By:--------------------------------
Name:                          Name:  Stephen H. Moynihan
                               Title:  Senior Vice

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.


                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$1,000,000                                                 Boston, Massachusetts
Note No. SSN-4                                                    April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to Hare & Co. ("Holder"), the principal sum of One Million Dollars ($1,000,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                        CLEAN HARBORS, INC.

/s/ CARL PASCHETAG, JR.         By: /s/ Stephen H. Moynihan
--------------------------          ---------------------------------
Name:                           Name:  Stephen H. Moynihan
                                Title:  Senior Vice President

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.


                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$4,000,000                                                 Boston, Massachusetts
Note No. SSN-5                                                    April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to Hare & Co. ("Holder"), the principal sum of Four Million Dollars ($4,000,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                           CLEAN HARBORS, INC.

/s/ CARL PASCHETAG, JR.            By: /s/ Stephen H. Moynihan
------------------------               --------------------------------
Name:                              Name:  Stephen H. Moynihan
                                   Title:  Senior Vice President

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF APRIL 12, 2001 AMONG THE HOLDER, THE COMPANY, THE SUBSIDIARIES AND CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS TO THE HOLDER TO THE COMPANY'S OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED IN SAID AGREEMENT.


                              CLEAN HARBORS, INC.
                     16% SENIOR SUBORDINATED NOTE DUE 2008

$6,500,000                                                 Boston, Massachusetts
Note No. SSN-8                                                    April 30, 2001
PPN:  184496 A@ 6

          FOR VALUE RECEIVED, Clean Harbors, Inc., a Massachusetts corporation (the "Company"), promises to pay to Special Value Bond Fund, LLC ("Holder"), the principal sum of Six Million Five Hundred Thousand Dollars ($6,500,000) pursuant to the terms of that certain Securities Purchase Agreement dated as of April 12, 2001 (as the same may at any time be amended, modified or supplemented, the "Securities Purchase Agreement"), among the Company and the Purchasers.

          This Note is one of the 16% Senior Subordinated Notes (the "Senior Subordinated Notes") issued pursuant to the Securities Purchase Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

          The Company also promises to pay interest on the unpaid principal amount of this Note from the date hereof until paid in full at the rates and at the times as determined under and in accordance with the provisions of the Securities Purchase Agreement and to pay on demand any Make Whole Amount that becomes due on this Note in accordance with the terms of the Securities Purchase Agreement.

          This Note is subject to and entitled to the benefits of the Securities Purchase Agreement, ratably with all other Senior Subordinated Notes. Reference is hereby made to the Securities Purchase Agreement for a more complete statement of the terms and conditions under which this Note was issued and is to be repaid. A copy of the Securities Purchase

Agreement will be provided by the Company without charge to, and upon the request of, the Holder.

          All payments of principal and interest and other amounts in respect of this Note shall be made in lawful money of the United States of America in same day funds to the Holder at the address provided in the Securities Purchase Agreement, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Securities Purchase Agreement.

          This Note has been registered on the books and records of the Company and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer in accordance with the Securities Purchase Agreement, a new Note for a like principal amount will be issued to, and registered on the books and records of the Company in the name of, the transferee. Each Holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; however, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment and prepayment at the option of the Company, in certain circumstances with a Make Whole Amount, as provided in the Securities Purchase Agreement. The Company must make an offer to prepay this Note in the event of a Change in Control pursuant to Section 4.4 of the Securities Purchase Agreement.

          The obligations of the Company under this Note shall be guaranteed by the Subsidiaries of the Company from time to time as provided in Section 5.12 of the Securities Purchase Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon and any Make Whole Amount, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Securities Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Securities Purchase Agreement.

          The Company promises to pay all reasonable costs and expenses, including attorneys fees, all as provided in the Securities Purchase Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notices of every kind (other than to the extent specifically required by the Securities Purchase Agreement) and, to the full extent permitted by law, all suretyship defenses generally and the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS NOTE IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

WITNESS:                                   CLEAN HARBORS, INC.

/s/ Carl Paschetag, JR.                    By: /s/ Stephen H. Moynihan
-----------------------                        -------------------------------
Name:                                      Name: Stephen H. Moynihan
                                           Title: Senior Vice President

                                      -4-